Summary Prospectus February 1, 2010
Select Equity Fund (formerly, BB&T Large Cap Fund)

Class A Shares BBTGX	Class B Shares BGISX (Not Offered for Sale)	Class C Shares BCVCX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks capital growth, current income or both, primarily through investment in stocks.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the BB&T Funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements/Sales Charges” on page 159 of the Fund’s prospectus and in the “Sales Charges” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	5.00%[1]	1.00%

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Management Fees	0.74%	0.74%	0.74%

Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%

Other Expenses	0.21%	0.21%	0.21%

Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.47%	1.97%	1.97%

Fee Waiver or Expense Reimbursement[3]	–0.39%	–0.14%	–0.14%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[3]	1.08%	1.83%	1.83%

1 A contingent deferred sales charge (“CDSC”) on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

2 The fees presented above represent those of prior fiscal years; and may be different for the current fiscal year. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3 The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.60% for the period from February 1, 2010 through January 31, 2011. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Underwriting Agreement or the 12b-1 Plan with respect to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same except for the expiration of the current contractual expense limitations on January 31, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$679	$977	$1,297	$2,200

Class B Shares	$586	$905	$1,149	$2,155

Class C Shares	$186	$605	$1,049	$2,285

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You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$679	$977	$1,297	$2,200

Class B Shares	$186	$605	$1,049	$2,155

Class C Shares	$186	$605	$1,049	$2,285

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92.97% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the equity securities of large companies. Large companies are defined as companies with market capitalizations within the range of those companies in the S&P 500® Index at the time of purchase. As of January 11, 2010, the smallest company in the S&P 500® Index had a market capitalization of $1.21 billion. Under normal market conditions, the Fund primarily invests in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, and may invest in preferred stocks, warrants or debt instruments that are convertible to common stock and that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization or determined by the portfolio manager to be of comparable quality). The Fund also may invest in exchange-traded funds (“ETFs”) and other registered investment companies that invest in commodity-related securities, in order to provide exposure to the investment returns of commodities markets without investing directly in physical commodities, such as oil, metals, and agricultural products. The Fund also may invest in options.

In managing the Fund, the portfolio manager selects stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine the intrinsic value of a particular issuer.

The Fund may engage in securities lending.

Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks and value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

ETF Risk: The value of the Fund’s investments in ETFs that invest in commodity-related securities may be affected by changes in overall market movements or factors affecting a particular industry or commodity and may fluctuate significantly over short periods for a variety of factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investments linked to the prices of commodities are considered speculative and may be more volatile than investments in more traditional securities.

When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF. In addition, lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities.

Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including

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currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

For more information about the Fund’s risks, please see the Fund’s prospectus or SAI.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Shares Annual Total Returns for years ended 12/31

Best quarter:	17.87%	9/30/09
Worst quarter:	–20.32%	12/31/08

Average Annual Total Returns as of December 31, 2009

	1	5	10	Since
	Year	Years	Years[1]	Inception[1]
Class A Shares				(10/9/92)
Return Before Taxes	12.14%	–2.99%	0.18%	6.15%

Return After Taxes on Distributions	11.98%	–4.34%	–0.91%	4.77%

Return After Taxes on Distributions and Sale of Fund Shares	8.06%	–2.23%	0.13%	5.06%

Class B Shares				(1/1/96)
Return Before Taxes	14.20%	–2.70%	0.16%	6.12%

Class C Shares				(2/1/01)
Return Before Taxes	18.11%	–2.58%	0.09%	6.09%

S&P 500® Index				(9/30/92)
(reflects no deductions for fees, expenses, or taxes)	26.46%	0.42%	–0.95%	7.95%

1 Performance for Class B and Class C Shares for periods prior to inception on January 1, 1996 and February 1, 2001, respectively, is based on Class A Share performance.

After-tax returns are shown only for Class A Shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C Shares will vary.

Management

Investment Adviser
 BB&T Asset Management, Inc.

Portfolio Manager
 Stephen L. Morgan
Portfolio Manager
Since November 2009

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment	Investment
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$25

Class B Shares are not offered for new purchases. If you currently hold a Class B share, you may:

•	Continue as a Class B shareholder;

•	Continue to reinvest dividends and distributions into Class B shares; and

•	Exchange your Class B shares of a BB&T Fund for Class B shares of other BB&T Funds, as permitted by existing exchange privileges.

You may buy or sell Class A or C shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762; or

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(ii) by telephone at 1-800-228-1872. In addition, Class A and Class C Shares are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

SELEQ-02/10

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